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                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT is dated as of the 7th day of August, 1998, by and among Private Business, Inc., a Tennessee corporation (the "Company"), the current stockholders of the Company designated as Founding Stockholders on the signature pages hereto (each, a "Founding Stockholder" and collectively, the "Founding Stockholders") and the persons designated as Investors on the signature pages hereto (each, an "Investor" and collectively, the "Investors").

         WHEREAS, the parties to this Agreement are simultaneously entering into a certain Stock Purchase Agreement, dated as of July 24, 1998 (the "Purchase Agreement"), whereby the Investors have agreed to purchase shares of Convertible Preferred Stock, par value $.01 per share, of the Company ("Convertible Preferred Stock"), which are convertible into shares of Common Stock, without par value, of the Company ("Common Stock"); and

         WHEREAS, the execution of this Agreement is an inducement and a condition precedent to the purchase by the Investors of the Series A Convertible Preferred Stock under the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises, as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Founding Stockholders and the Investors hereby covenant and agree with each other as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  An "AFFILIATE" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.



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                  "COMMON STOCK" shall mean Common Stock, without par value, of the Company, and any other securities into which or for which any of the securities described above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  "COMPANY" shall refer to the Company and any successor or successors thereto.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "PERMITTED TRANSFEREE" shall mean any Permitted Transferee of Registrable Securities from the Founding Stockholders as defined in the Stockholders Agreement of even date among the parties hereto.

                  "PERSON" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

                  "REGISTRABLE SECURITIES" shall mean (i) any shares of Common Stock held by the Investors or subject to acquisition by any Investor upon conversion of the Convertible Preferred Stock (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected), (ii) any shares of Common Stock held by the Founding Stockholders and any Permitted Transferees, and (iii) any other securities issued and issuable with respect to any such shares described in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities (i) registered and sold pursuant to the Securities Act,
(ii) sold to the public pursuant to Rule 144 promulgated under the Securities Act, (iii) which could then be sold pursuant to Rule 144(k) or, with regard to Registrable Securities held by Investors or Founding Stockholders who hold in the aggregate less than one percent (1%) of the Company's outstanding Common Stock, Rule 144 (or any successor provision) or (iv) that have ceased to be outstanding.

                  "REGISTRATION EXPENSES" shall mean the expenses so described in Section 6 hereof.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.




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                  "TWO-THIRDS INTEREST" means the Investors holding not less than two-thirds in interest (by number of shares) in all outstanding Registrable Securities held by all Investors.

         2. DEMAND REGISTRATIONS.

                  (a) At any time after the earlier of (i) the second anniversary of the date hereof or (ii) the date that is ninety (90) days after the initial public offering of the Common Stock pursuant to an effective registration under the Securities Act, at least a Two-Thirds Interest may notify the Company in writing (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the manner of such disposition) that they intend to offer or cause to be offered for public sale all or any portion of their Common Stock which is Registrable Securities in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use, subject to the limits contained in this Section 2 and in Sections 5 and 6, its reasonable best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act and qualify such Registrable Securities for sale under any state blue sky law; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2(i) after the Company has caused two (2) such registrations pursuant to this Section to become effective or (ii) within 90 days following the effective date of any registered offering by the Company to the general public of its securities for its own account. The Company may postpone the filing or the effectiveness of any registration statement pursuant to this
Section 2 for a reasonable time period, provided that such postponements shall not exceed ninety (90) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness. A registration will not count as a requested registration under this Section 2(a) until the registration statement relating to such registration has been declared effective by the Commission; provided, however, that if a Two Thirds Interest shall request, in writing, that the Company either withdraw a registration statement which has been filed under this
Section 2(a) but not yet been declared effective or delay the effectiveness of such a registration statement for up to four (4) months, a Two Thirds Interest may thereafter request the Company to reinstate such Registration Statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein, provided




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that the Company shall only be required to refile a registration statement once with respect to each such registration statement filed under this Section 2(a).

                  (b) If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions (including interference with successful marketing of securities of the Company), then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the Company shall be entitled to participate and the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any other Persons (other than the Investors holding Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement,
(ii) second, shares sought to be registered by the Company, (iii) third, Registrable Securities of holders other than Investors who did not make the original request for registration, and (iv) fourth, Registrable Securities of holders who requested such registration pursuant to Section 2(a) and any other Investors that have elected to be included in such registration, it being understood that no shares shall be registered for the account of the Company or any shareholder other than the Investors unless all Registrable Securities for which Investors have requested registration have been registered. If there is a reduction of the number of Registrable Securities pursuant to clauses (i), (iii) or (iv), such reduction shall be made on a pro rata basis within such tranche (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence).

                  (c) With respect to a request for registration pursuant to
Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the Investors holding not less than Two-Thirds Interest to be sold in such offering, subject to the Company's consent, which such consent shall not be unreasonably withheld. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty (180) days following the effective date of any registration required pursuant to this Section 2.

         3. FORM S-3. After the first public offering of its securities registered under the Securities Act, the Company shall use its reasonable best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. The holders of Registrable Securities anticipated to have an aggregate sale price (net of underwriting discounts and commissions, if any) in excess of $1.5 million shall have the right, subject to the limits contained in Sections 3, 5 and 6, to request registration on Form S-3 (or any successor form) for the Registrable Securities held by such requesting holders. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall give notice to all other holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 3 and such holders of Registrable




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Securities shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration.

         4. PIGGYBACK REGISTRATION.

                  (a) If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public (including pursuant to a demand under Section 2 hereof as provided therein and except with respect to registration statements on Forms S-4, S-8 or any successor or similar forms or another form not available for registering the Registrable Securities for sale to the public or in connection with a tender offer, merger or other acquisition, and other than pursuant to Section 3 herein), each such time it will give written notice at the applicable address of record to each Person holding Registrable Securities of its intention to do so. Upon the written request of any of such Person holding Registrable Securities, given within fifteen (15) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 4 and Sections 5 and 6, use its reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering (including an adverse effect on the marketing of the securities to be sold by the Company or an opinion that the number of securities requested to be included in such registration exceeds the number which can be sold in or during the time of the offering), the Company shall include in such registration all securities proposed by the Company to be sold for its own account and the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any such contractual, incidental registration rights, (ii) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement and (iii) third, the Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis (based upon the aggregate holdings of Registrable Shares of the holders requesting registration).

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing or effectiveness of, or may withdraw, any registration statement referred to under this Section 4 at any time for any reason whatsoever without thereby incurring any liability or obligation of any kind whatsoever to any selling holder of Registrable Securities or other shares.



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         5. LIMITATIONS ON REGISTRATION RIGHTS.

                  (a) Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing or effectiveness of a registration statement under Section 3 for such time as may reasonably be required by the Company (i) to obtain such audited and unaudited financial statements as may be required by law to be included in the registration statement, (ii) if the Company's Board of Directors believes that the offering of Registrable Securities pursuant thereto would interfere with or be detrimental to a planned offering by the Company of any of the Company's securities, whether debt or equity, or (iii) if the Company's Board of Directors believes that an offering of Registrable Securities thereunder would have a material adverse effect on the business, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of the Company. The Company may postpone the filing or the effectiveness of any registration statement pursuant to Section 3 for a reasonable period of time, provided that such postponements shall not exceed 180 days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness.

                  (b) If during any period when a registration statement covering Registrable Securities filed pursuant to Section 3 is effective, the Company proposes to file a registration statement of Forms S-1 or S-4 (or any of their respective successor forms), then the Company shall have the right to terminate the effectiveness of the registration statement covering such Registrable Securities for a period of not more than three hundred sixty (360) days. During such three hundred sixty (360) day period the Company shall use reasonable efforts to prepare and file a registration statement (the "Company Registration Statement") covering the shares of Common Stock sought to be registered by the Company and the Registrable Securities for which such effective registration statement was filed. In any such event, the selling holders of Registrable Securities shall include such Registrable Securities in the Company Registration Statement.

         6. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) use its reasonable best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities as reasonably selected by the Company, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering (but not for more than one hundred eighty (180) days); provided, however, that the Company may discontinue any registration of its securities which




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are not Registrable Securities at any time prior to the effective date of such
Registration Statement relating thereto.

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (but not for more than one hundred eighty (180) days) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

                  (c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

                  (d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified and (notwithstanding anything to the contrary in this Agreement) the Company shall not be required to (i) consent to general service of process in any such jurisdiction or submit to liability for state or local taxes where it is then not otherwise liable for such taxes;

                  (e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to one counsel for the selling stockholders as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration) copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel;

                  (f) promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, use reasonable best efforts to prepare and file with the Commission and furnish a supplement or amendment to




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such prospectus so that, as thereafter deliverable to the purchasers of such
Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

                  (h) if requested by the managing underwriter or underwriters (if any), any selling holder, or selling holders' counsel, use reasonable best efforts to promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person reasonably requests to be included therein with respect to the selling holder or the securities being sold, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  (i) make available during normal business hours (at the reasonable expense of the Company) to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

                  (j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its reasonable best efforts to facilitate the public offering of the securities;

                  (k) use its reasonable best efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock is then listed or quoted;

                  (l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of





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Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

                  (m) otherwise reasonably cooperate with the underwriter(s), the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

         7. INFORMATION BY HOLDERS. In connection with each registration under this Agreement, the selling holders of Registrable Securities shall furnish to the Company and the managing underwriter(s) such information with respect to themselves and the proposed distribution, and fill out such questionnaires, as the Company or the managing underwriter(s) shall deem reasonably necessary or desirable in connection with registrations pursuant to this Agreement.

         8. EXPENSES. All reasonable expenses incurred by the Company and the Selling Stockholders in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling stockholders as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration and not to exceed $100,000 with respect to any single registration pursuant to Section 2 hereof and $5,000 with respect to any single registration pursuant to Sections 3 or 4 hereof), expenses of any audits of the Company incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 6(d) hereof (all of such expenses referred to as "Registration Expenses"), but specifically excluding transfer taxes and any fees, commissions, discounts and disbursements of underwriters or their counsel (other than those related to blue sky matters) in connection with any registration under Sections 2 and 3 herein, shall be paid by the Company.

         9. INDEMNIFICATION.

                  (a) The Company shall indemnify and hold harmless the selling holder of Registrable Securities, each underwriter (as defined in the Securities
Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities (collectively, the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not





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misleading. Except as otherwise provided in Section 9(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability as expenses in connection with the same are incurred; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue or misleading statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

                  (b) Each selling holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter and their respective directors, officers, partners, agents and affiliates (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein. Such selling holder shall reimburse any Indemnified Person for any legal fees or other costs incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration.

                  (c) Indemnification similar to that specified in Sections 9(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                  (d) If the indemnification provided for in this Section 9 for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of




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any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 9, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the selling holders and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling holder be required to contribute any amount under this Section 9(d) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such selling holder or (ii) the proceeds received by such selling holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         10. COMPLIANCE WITH RULE 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its reasonable best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its reasonable best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to any holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). The holders of Registrable Securities shall have no rights under Sections 2 or 3 herein at any time during which (i) they may utilize Rule 144 to dispose of the number of Registrable Securities which they could have requested to be registered but for this sentence, or (ii) Rule 144(e) does not prevent such holders from selling all such Registrable Securities within a 90 day period, in each case only as to the securities which may then be fully sold thereunder. After the occurrence of the first underwritten public offering of Common Stock pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

         11. AMENDMENTS. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only with the written consent of the Company, Two-Thirds Interest of the Investors and a majority in interest of the Founding Stockholders; provided, however, that any such amendment shall also require the approval of Cendant Corporation unless (x) such amendment does not impose any additional obligations on Cendant to pay any amounts or assume financial liabilities and (y) in connection with such amendment Cendant would not get treated any less favorably than any of the other Investors or any of their respective Affiliates.

         12. MARKET STAND-OFF. Each Investor and Founding Stockholder agrees, if requested by the Company and an underwriter of Registrable Securities of the Company in connection with any public offering of the Company, not to sell or otherwise transfer or dispose of any shares held by it for such period, not to exceed (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company's initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith.

         13. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are transferable to each permitted transferee of Registrable Securities, and any such transferee of an Investor shall be deemed an "Investor" hereunder. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

         14. RIGHTS WHICH MAY BE GRANTED TO SUBSEQUENT INVESTORS. Other than permitted transferees of Registrable Securities under Section 13 hereof, the Company shall not, without the prior written consent of a Two-Thirds Interest of the Investors, (a) allow purchasers of the Company's securities to become a party to this Agreement or (b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.

         15. DAMAGES. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable.

         16. MISCELLANEOUS.

                  (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

         If to the Company:

                  Private Business, Inc.
                  P.O. Box 1603
                  Brentwood, Tennessee 37024
                  Attention: William B. King
                  Telecopy No.: (615) 221-8479

         With a copy to:

                  Lee C. Dilworth, Esq.
                  Harwell Howard Hyne
                    Gabbert & Manner, P.C.
                  1800 First American Center
                  Nashville, TN 37238
                  Fax: (615) 251-1059

         If to the Investors:

                  TA Associates, Inc.
                  High Street Tower, Suite 2500
                  125 High Street
                  Boston, MA 02110
                  Attention:  Brian J. Conway
                  Telecopy No.: (617) 574-6728

         and

                  Summit Partners
                  600 Atlantic Avenue, Suite 200
                  Boston, MA  02210
                  Attention:  Bruce R. Evans
                  Telecopy No.:  (617) 824-1100
         and

                  Cendant Corporation
                  6 Sylvan Way
                  Parsippany, NJ 07054
                  Attention: Samuel L. Katz
                  Telecopy No.:  (973) 496-5113

         If to any other holder of Registrable Securities:

                  At such Person's address for notice as set forth in the books and records of the Company.

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

                  (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to conflict of laws principles thereof.

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         17. DISPUTE RESOLUTION. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the "J.A.M.S. Rules"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. ss.1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Baltimore, Maryland.

         Such proceedings shall be administered by the neutral arbitrator in accordance with the J.A.M.S. Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

                           (i)      mandatory exchange of all relevant
                                    documents, to be accomplished within
                                    forty-five (45) days of the initiation of the procedure;

                           (ii)     no other discovery;

                           (iii) hearings before the neutral arbitrator which shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

                           (iv)     decision to be rendered not more than ten
                                    (10) days following such hearings.

         Notwithstanding anything to the contrary contained herein, the provisions of this Section 15 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder.

         Each of the parties hereto (a) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.










                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                    THE COMPANY:

                                    PRIVATE BUSINESS, INC.

                                    By:
                                         ---------------------------------------
                                         Name:  William B. King, Jr.
                                         Title: Chairman







                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    FOUNDING STOCKHOLDERS:

                                    THE WILLIAM B. KING, JR. ANNUITY TRUST -
                                    1997

                                    By:
                                         ---------------------------------------
                                         William B. King, Jr., Trustee

                                    --------------------------------------------
                                    William B. King, individually

                                    THE GREGORY A. THURMAN ANNUITY TRUST - 1997

                                    By:
                                         ---------------------------------------
                                         Gregory A. Thurman, Trustee

                                    --------------------------------------------
                                    Gregory A. Thurman, individually

                                    THE CARL E. BRASSER ANNUITY TRUST - 1997

                                    By:
                                         ---------------------------------------
                                         Carl E. Brasser, Trustee

                                    --------------------------------------------
                                    Carl E. Brasser, individually

                                    --------------------------------------------
                                    Tom Black, individually





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    --------------------------------------------
                                    Kenneth L. Keith, individually

                                    --------------------------------------------
                                    David F. Anderson, individually






                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    INVESTORS:

                                    TA/ADVENT VIII, L.P.

                                    By:    TA Associates VIII, LLC
                                    Its:   General Partner

                                    By:    TA Associates, Inc.
                                    Its:   Manager

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director

                                    ADVENT ATLANTIC AND PACIFIC III, L.P.

                                    By:    TA Associates AAP III Partners, L.P.
                                    Its:   General Partner

                                    By:    TA Associates, Inc.
                                    Its:   General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director

                                    TA INVESTORS LLC

                                    By:    TA Associates, Inc.
                                    Its:   Manager

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    TA EXECUTIVES LLC

                                    By: TA Associates, Inc.
                                    Its: Manager

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    SUMMIT VENTURES V, L.P.

                                    By:    Summit Partners V, L.P.
                                    Its:   General Partner

                                    By:    Summit Partners, LLC
                                    Its:   General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member

                                    SUMMIT V ADVISORS FUND (QP), L.P.

                                    By:    Summit Partners V, L.P.
                                    Its:   General Partner

                                    By:    Summit Partners, LLC
                                    Its:   General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member

                                    SUMMIT V ADVISORS FUND, L.P.

                                    By:    Summit Partners V, L.P.
                                    Its:   General Partner

                                    By:    Summit Partners, LLC
                                    Its:   General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member




                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    SUMMIT INVESTORS III, L.P.

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: General Partner

                                    SUMMIT V COMPANION FUND, L.P.

                                    By:    Summit Partners V, L.P.
                                    Its:   General Partner

                                    By:    Summit Partners, LLC
                                    Its:   General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    CENDANT CORPORATION

                                    By:
                                         ---------------------------------------
                                         Name:  Samuel L. Katz
                                         Title: Executive Vice President






                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    BT INVESTMENT PARTNERS, INC.

                                    By:
                                         ---------------------------------------
                                         Name: Christine Barbella-Foggia
                                         Title: Principal









                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    THE JOHN RYAN TYRRELL TRUST

                                    By:
                                         ---------------------------------------
                                         Name:  W. Patrick Ortale, III
                                         Title: Trustee

                                    --------------------------------------------
                                    W. Patrick Ortale, III

                                    THE JACK AND SANDRA TYRRELL JOINT
                                    REVOCABLE TRUST

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title: Trustee

                                    LAURA FARISH CHADWICK MANAGEMENT TRUST

                                    By:
                                         ---------------------------------------
                                         Name:  Terry W. Ward
                                         Title: Trustee









                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    SUNAPEE SECURITIES, INC.

                                    By:
                                         ---------------------------------------
                                         Name: Gary B. Wilkinson
                                         Title: Treasurer

                                    SQUAM LAKE INVESTORS III, L.P.

                                    By:
                                         ---------------------------------------
                                         Name:  Gary B. Wilkinson
                                         Title: Treasurer







                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    1998 GPH FUND, LLC

                                    By:
                                         ---------------------------------------
                                         Name:  H. David Henken
                                         Title: Managing Member

                                    GPH PB FUND, LLC

                                    By:
                                         ---------------------------------------
                                         Name:  John R. LeClaire
                                         Title: Managing Member







                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]